Statement of Additional Information Supplement	October 15, 2013

PUTNAM MULTI-CAP VALUE FUND
Statement of Additional Information dated August 30, 2013

Class B shares of the fund acquired before November 1, 2008 will convert automatically to Class A shares effective November 1, 2013. Class B shares of the fund acquired on or after November 1, 2008 will convert automatically to class A shares five years after the original purchase date, and the deferred sales charge imposed on sales of Class B shares will be phased out over five years from the original purchase date.

PUTNAM INVESTMENTS	10/13